                                                                   EXHIBIT 10.26

                    STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of the
                                                  ---------
               [             ]th day of        , 1998, among CROWN CASTLE
               INTERNATIONAL CORP. (formerly named Castle Tower Holding Corp.), a Delaware corporation (the "Company"), and each of the
                                            -------
               STOCKHOLDERS of the Company listed in Schedule I hereto (collectively, the "Stockholders" and each individually, a
                                   ------------
               "Stockholder").
                -----------


                             W I T N E S S E T H :


          WHEREAS the Company, Castle Transmission Services (Holdings) Ltd. ("CTSH"), TeleDiffusion de France International S.A., a company incorporated in
------
France ("TDF"), Digital Future Investments B.V. ("DFI (BV)") and certain
         ---
shareholders of CTSH are parties to a Share Exchange Agreement (the "Exchange
                                                                     --------
Agreement") pursuant to which DFI (BV) and such shareholders of CTSH have
---------
agreed, subject to the terms and conditions of the Exchange Agreement, to exchange (the "Exchange") their shares of capital stock of CTSH for Shares (as
               --------
defined) of the Company; and

          WHEREAS, as an inducement to TDF, DFI (BV) and such shareholders of CTSH to enter into the Exchange Agreement, the Company and each of the Stockholders desire to enter into this Agreement, upon and subject to the Closing of the Exchange, to provide for certain rights and obligations of the Company and the Stockholders with respect to the governance of the Company and the Stockholders' shares of Common Stock or, in the case of DFI (BV), DFI (BV)'s shares of Class A Stock, following the consummation of the Exchange.

          NOW THEREFORE, the Company and each of the Stockholders, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Certain Defined Terms.  As used in this Agreement,
                         ----------------------
capitalized terms shall have the meanings assigned to such terms as set forth below:

          "Affiliate" and "Associate", when used with reference to any person,
           ---------       ---------
shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act, as in effect on the date of this Agreement. In addition, (i) each of the Centennial Parties shall be deemed an Affiliate of the other, (ii) each of Nassau Parties shall be deemed an Affiliate of the other, (iii) each of the Berkshire Parties and shall be deemed an Affiliate of the other, and (iv) each of the Candover Parties shall be deemed an Affiliate of the other.

          "Amended and Restated Stockholders Agreement" shall mean the Amended
           -------------------------------------------
and Restated Stockholders Agreement, dated August 15, 1997, as amended, among the Company, certain stockholders of the Company and certain investors.

          "Applicable Law" shall have the meaning given to such term in the
           --------------
Exchange Agreement.

          "BBC" shall mean The British Broadcasting Corporation.
           ---

          "BBC Contracts" shall mean the BBC Analogue Transmission Contract
           -------------
among the BBC and Castle Transmission International Ltd. ("CTI"), dated as of
                                                           ---
February 28, 1997, and the BBC Digital Transmission Contract among the BBC and CTI, dated as of February 10, 1998.

          A person shall be deemed the "beneficial owner" of, and shall be
                                        ----------------
deemed to "beneficially own", and shall be deemed to have "beneficial ownership"
           ----------------                                --------------------
of:

          (i) any securities that such person or any of such person's Affiliates or Associates is deemed to "beneficially own" within the meaning of Rule 13d-3 under the Exchange Act, as in effect on the date of this Agreement; and

          (ii) any securities (the "underlying securities") that such person or
                                    ---------------------
     any of such person's Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise (it being understood that such person shall also be deemed to be the beneficial owner of the securities convertible into or exchangeable for the underlying securities).

          "Berkshire Group" shall mean the Berkshire Parties, their Affiliates
           ---------------
and their respective partners and members, collectively.

          "Berkshire Parties" shall mean Berkshire Fund III, A Limited
           -----------------
Partnership, Berkshire Investors LLC and Berkshire Fund IV, Limited Partnership.

          "Board" shall mean the Board of Directors of the Company.
           -----

          "Business Combination" shall have the meaning given to it in the
           --------------------
Governance Agreement.

          "Business Day" shall mean any day that is not a Saturday, a Sunday, a
           ------------
bank holiday or any other day on which commercial banking institutions in New York, New York, Paris, France or London, England are not generally open for business.

          "By-laws" shall mean the By-laws of the Company to be adopted with
           -------
immediate effect upon the Closing, as amended from time to time in accordance with the terms of the Governance Agreement and applicable law.

          "Candover Group" shall mean the Candover Parties, their Affiliates and
           --------------
the limited partners of the Candover Parties, collectively.

          "Candover Group Interest"  shall mean the percentage of Voting Power
           -----------------------
that is controlled, directly or indirectly, by the Candover Group.

          "Candover Parties" shall mean Candover Investments plc, Candover
           ----------------
(Trustees) Limited, Candover Partners Limited (a company incorporated in England and Wales as general partner of the Candover 1994 UK Limited Partnership), Candover Partners Limited (a company incorporated in England and Wales as general partner of the Candover 1994 UK No. 2 Limited Partnership), Candover Partners Limited (a company incorporated in England and Wales as general partner of the Candover 1994 US No. 1 Limited Partnership) and Candover Partners Limited (a company incorporated in England and Wales as general partner of the Candover 1994 US No. 2 Limited Partnership).

          "Centennial Group" shall mean the Centennial Parties, their Affiliates
           ----------------
and their respective partners, collectively.

          "Centennial Parties" shall mean Centennial Fund IV, L.P., Centennial
           ------------------
Fund V, L.P. and Centennial Entrepreneurs Fund V, L.P.

          "Charter" shall mean the certificate of incorporation of the Company
           -------
to be adopted with immediate effect upon the Closing, as amended from time to time in accordance with the terms of the Governance Agreement and applicable law.

          "Class A Stock" shall mean the Company's Class A Common Stock, $.01
           -------------
par value per share, as designated in the Charter.

          "Closing" shall have the meaning given to such term in the Exchange
           -------
Agreement.

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
other Federal agency at the time administering the Securities Act and the Exchange Act.

          "Common Stock" shall mean the shares of the Company's common stock,
           ------------
par value $.01 per share, as designated in the Charter.

          "Company Call Right" shall have the meaning set forth in Section 6.02
           ------------------
of the Governance Agreement.

          "Crown Group" shall mean the Crown Parties and their permitted
           -----------
transferees.

          "Crown Parties" shall mean Robert A. Crown and Barbara Crown.
           -------------

          "CTSH Option" shall have the meaning set forth in the Governance
           -----------
Agreement.

          "CTSH Ordinary Shares" shall mean the ordinary shares of 1p each of
           --------------------
CTSH.

          "CTSH Preference Shares" shall mean the redeemable preference shares
           ----------------------
of 1p each of CTSH.

          "CTSH Warrants" shall mean the warrants dated February 28, 1997,
           -------------
entitling TDF to subscribe for 257,000 CTSH Ordinary Shares and 257,242,500 CTSH Preference Shares and the Company to subscribe for 515,000 CTSH Ordinary Shares and 514,485,000 CTSH Preference Shares.

          "Director" shall mean a Director of the Company.
           --------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar Federal securities statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Exchange Agreement" shall mean the Share Exchange Agreement dated as
           ------------------
of April 24, 1998, among the Company, CTSH, DFI (BV), TDF and certain shareholders of CTSH.

          "Governance Agreement" shall mean the Governance Agreement, dated as
           --------------------
of [      ], 1998, between TDF, DFI (BV) and the Company.

          "group" shall have the meaning given to such term in Section 13(d)(3)
           -----
of the Exchange Act.

          "Group" or "Groups" shall mean any and all of the TDF Group, the
           -----      ------
Candover Group, the Crown Group, the Initial Stockholder Group, the Centennial Group, the Berkshire Group, the Nassau Group and the Management Group.

          "Independent Director" shall mean a Director who is none of (i) an
           --------------------
officer, employee, Affiliate or Associate of the Company or an officer, employee or Director of any Affiliate or Associate of the Company or (ii) an officer, employee, Director, Affiliate or Associate of any Stockholder.

          "Initial Stockholder" shall mean Ted B. Miller, Jr.
           -------------------

          "Initial Stockholder Group" shall mean the Initial Stockholder and its
           -------------------------
permitted transferees, collectively.

          "IPO" shall have the meaning given to such term in the Exchange
           ---
Agreement.

          "Nassau Group" shall mean the Nassau Parties, their Affiliates and
           ------------
their respective partners, collectively.

          "Nassau Parties" shall mean Nassau Capital Partners II, L.P. and NAS
           --------------
Partners I, L.L.C.

          "Newco" shall mean any person which becomes a holding company of the
           -----
Company all the shares in which (other than shares not exceeding the Relevant Percentage (as defined in the Governance Agreement)) are held by the same persons as were stockholders in the Company prior to such person becoming a holding company of the Company.

          "Original Stockholders Agreement" shall mean the Amended and Restated
           -------------------------------
Stockholders Agreement, dated as of August 15, 1997, as amended, by and among the Company and certain Stockholders.

          "Ownership Interest" shall mean, with respect to any person, the
           ------------------
percentage of Total Voting Power determined on the basis of the number of shares of Voting Securities actually outstanding that is controlled, directly or indirectly, by such person.

          "permitted transferee" of any person shall mean (a) if the transferor
           --------------------
is a natural person, (i) in the case of the death of such person, such person's executors, administrators, testamentary trustees, heirs, devisees and legatees,
(ii) such person's current or future spouse, parents, siblings or descendants or such parents', siblings' or descendants' spouses (each a "Family Member"), (iii) any trust for the benefit of any Family Member and (iv) any charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and any charitable income or lead trust for which, under the Code and regulations thereunder and Internal Revenue Service interpretations thereof, an income, gift or estate tax charitable deduction is available to the grantor of the trust, (b) whether or not the transferor is a natural person, a corporation or corporations and a partnership or partnerships (or other entity for collective investment, such as a fund or a limited liability company) which at the date of transfer are directly or indirectly controlled by, controlling or under common control with such person and the officers, employees, general partners and limited partners of such person, and
(c) if the transferor, whether or not a natural person, itself received the transferred interest as a permitted transferee as to the original transferor, a permitted transferee of such person is any person, whether or not a natural person, who would be a permitted transferee under subparagraph (a) or (b) above, as to the original transferor; provided that any such transferee shall agree in
                               -------- ----
writing with the Company and the other parties to this Agreement to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the individual.

          "person" shall mean an individual, corporation, limited liability
           ------
company, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof and shall include any "group" (which shall have the meaning given to such term in Section 13(d)(3) of the Exchange Act).

          "Qualified" shall have the meaning given to such term in the
           ---------
Governance Agreement.

          "Restricted Shares" shall mean the shares of Common Stock and Class A
           -----------------
Stock of the Company which are (i) issued or issuable to any of the Stockholders of the Company and (ii) "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar Federal securities statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Shares" shall mean all shares of Common Stock (and Class A Stock, in
           ------
the case of TDF and DFI (BV)).

          "Subsidiary" or "Subsidiaries" when used with respect to any person
           ----------      ------------
shall mean (i) any other person, whether incorporated or unincorporated, which is either required to be consolidated with such person under U.S. generally accepted accounting principles or (ii) is an affiliate controlled by such person, directly or indirectly through one or more intermediaries within the meaning of Rule 1.02(x) of Regulation S-X under the Exchange Act.

          "TDF CCIC Warrants" shall mean the warrants issued to TDF upon the
           -----------------
exercise of the TDF Put Right in exchange for, and on substantially the same terms as, the TDF CTSH Warrants.

          "TDF Change of Control" shall have the meaning given to such term in
           ---------------------
the Governance Agreement.

          "TDF Consolidated Group Interest" shall mean the percentage of Voting
           --------------------------------
Power that is controlled directly or indirectly by the TDF Group or would be controlled directly or indirectly by the TDF Group on the exercise of the TDF Put Right (assuming the exercise of the TDF CTSH Warrants).

          "TDF CTSH Warrants" shall mean the CTSH Warrants beneficially owned by
           -----------------
the TDF Group.

          "TDF Group" shall mean TDF and its Affiliates (other than the Company
           ---------
and its Subsidiaries).

          "TDF Group Interest" shall mean the percentage of Voting Power that is
           ------------------
controlled, directly or indirectly, by the TDF Group or would be controlled, directly or indirectly, by the TDF Group (assuming the exercise of the TDF CCIC Warrants).

          "TDF Put Right" shall have the meaning set forth in Section 6.01(a) of
           -------------
the Governance Agreement.

          "TDF Rollup" shall have the meaning set forth in the Governance
           ----------
Agreement.

          "Total Voting Power" means the aggregate number of votes entitled to
           ------------------
be voted in an election of Directors by all the outstanding Voting Securities.

          "Transaction Documents" shall have the meaning set forth in the
           ---------------------
Exchange Agreement.

          "Voting Power", when used with reference to any class or series of
           ------------
securities of the Company, or any classes or series of securities of the Company entitled to vote together as a single class or series, shall mean the power of such class or series (or such classes or series) to vote for the election of directors. For purposes of determining the percentage of Voting Power of any class or series (or classes or series) beneficially owned by any person, any securities not outstanding which are subject to conversion rights, exchange rights, rights, warrants, options or similar securities held by such person shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class or series (or classes or series) beneficially owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class or series (or classes or series) beneficially owned by any other person.

          "Voting Securities", when used with reference to any person, shall
           -----------------
mean any securities of such person having Voting Power or any securities convertible into or exchangeable for any securities having Voting Power.

          SECTION 1.02.  Securities Outstanding.  In determining the number or
                         -----------------------
other amount outstanding of any securities of the Company or the percentage of Voting Power of any class or series beneficially owned by such person, securities owned by the Company or any of its Subsidiaries shall be deemed to be not outstanding.


                                  ARTICLE II

                            Securities Act; Legends
                            -----------------------

          SECTION 2.01.  General Restriction.  Any of the Stockholders may sell
                         --------------------
or otherwise transfer any Shares or
any interest therein; provided, that such sale or other transfer is in
                      --------
compliance with this Agreement, the other Transaction Documents and the Securities Act.

          SECTION 2.02.  Legends on Certificates.  (a) Each Stockholder shall
                         ------------------------
hold in certificate form all Shares owned by such Stockholder. Each certificate evidencing Shares issued to or beneficially owned by a person that is subject to the provisions of this Agreement shall bear the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A STOCKHOLDERS AGREEMENT, DATED AS
     OF [        ], 1998, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF
     WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH. IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

          (b)  In the event that a Stockholder requests that the legend in
Section 2.02(a) be removed, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the legend required by Section 2.02(a) endorsed thereon; provided;
                                                                 --------
however, that such holder shall furnish the Company or its transfer agent such
-------
certificates, legal opinions or other information as the Company or its transfer agent may reasonably require to confirm that the legend is not required on such certificate.

          (c) In the event that any Shares shall cease to be subject to the restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the holder thereof, issue to such holder a new certificate evidencing such Shares without the legend required by Section 2.02(a).

          SECTION 2.03.  Notice of Proposed Transfer.  Prior to any proposed
                         ----------------------------
transfer of any Shares (other than under the circumstances described in Sections 4.01, 4.02 or 4.03), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be
               --------  -------
required for a transfer, without receipt of consideration, to an Affiliate.
Each certificate for Shares transferred as above provided shall bear the legend set forth in Section 2.02, except that such certificate shall not bear such legend if (a) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 2.03 shall not apply to securities which are not required to bear the legend prescribed by Section 2.02 in accordance with the provisions of that Section.

          SECTION 2.04.  Stop Transfer.  (a)  The Company shall not register the
                         --------------
sale or other transfer of any Shares, unless the transferee and the transferor of such shares have furnished such certificates, legal opinions or other information as the Company or its transfer agent may reasonably require to confirm that such proposed sale or transfer is permitted by Section 2.01.

          (b) The Company and each Stockholder hereby agree that any purported sale or transfer of Shares not permitted by Section 2.01 shall be deemed null and void and shall not be given effect or recognition by the Company.

          SECTION 2.05.  Certain Transferees to Execute Agreement.  Each
                         -----------------------------------------
Stockholder agrees that it will not, directly or indirectly, sell or otherwise transfer any Shares held by such Stockholder to any of its Affiliates or permitted transferees, unless, prior to the consummation of any such sale or transfer, the Affiliate or permitted transferee to whom such sale or transfer is proposed to be made (a "Prospective Transferee") (i) executes and delivers to
                        ----------------------
the Company and each other party to this Agreement a counterpart hereof and (ii) represents and warrants in writing to the Company that such counterpart has been duly authorized, executed and delivered by such Prospective Transferee and is a legal, valid and binding obligation of such Prospective Transferee enforceable against it in accordance with its terms, subject to insolvency, bankruptcy and other laws affecting creditors generally. Upon the execution and delivery by such Prospective Transferee of the documents referred to in the preceding sentence, such Prospective Transferee shall be deemed a "Stockholder" for the purposes of this Agreement, and shall have the rights and be subject to the obligations of a Stockholder hereunder with respect to the Shares held by such Prospective Transferee.

          SECTION 2.06.  Sale to a Third Party.  If a sale or transfer of Shares
                         ----------------------
is made by a Stockholder to a third party (except for transfers within the TDF Group, the Berkshire Group, the Centennial Group, the Candover Group, the Nassau Group or otherwise to an Affiliate or to any permitted transferee) (a "Third
                                                                       -----
Party Transferee"), such Shares shall immediately cease to be subject to this
----------------
Agreement and such Third Party Transferee will not become a Stockholder for purposes of this Agreement. If a sale or transfer of Shares results in the selling Stockholder or a permitted transferee ceasing to own any Shares, such selling Stockholder shall cease to be a Stockholder for purposes of this Agreement.


                                  ARTICLE III

                                  Governance
                                  ----------

          SECTION 3.01.  Board of Directors.  The Board shall consist of 12
                         -------------------
members.

          SECTION 3.02.  Board Representation.  (a)  At all times from and after
                         ---------------------
the date hereof, the Directors shall be nominated as follows (it being understood that such nomination shall include any nomination of any incumbent Director for reelection to the Board):

          (i) so long as TDF is Qualified, TDF shall have the right to appoint two Directors pursuant to the terms of the Class A Stock set forth in the Charter (the "TDF Designees") and the initial TDF Designees shall be Michel
                   -------------
     Azibert and Bruno Chetaille; provided, however, that if TDF is not
                                  --------  -------
     Qualified, such members of the TDF Group shall, so long as the Ownership Interest of the TDF Group is at least 5.0%, have the right to appoint a Director pursuant to the terms of such Class A Stock (the "TDF
                                                                          ---
     Designee");
     --------

          (iii) so long as the Initial Stockholder Group maintains an Ownership Interest, the members of the Initial Stockholder Group holding in the aggregate a majority of the aggregate number of Shares held of record by the Initial Stockholder Group shall have the right to designate one nominee for election as a Director (the "Initial Stockholder Designee"), it being
                                      ----------------------------
     understood that the Initial Stockholder may be such nominee;

          (iv) the Chief Executive Officer of the Company shall have the right to designate one nominee for election as a Director (the "CEO Designee");
                                                               ------------

          (v) so long as the Ownership Interest of the Centennial Group is at least 5.0%, the members of the Centennial Group holding in the aggregate a majority of the aggregate number of Shares held of record by the Centennial Group shall have the right to designate one nominee for election as a Director (the "Centennial Designee");
                    -------------------

          (vi) so long as the Ownership Interest of the Berkshire Group is at least 5.0%, the members of the Berkshire Group holding in the aggregate a majority of the aggregate number of Shares held of record by the Berkshire Group shall have the right to designate one nominee for election as a Director (the "Berkshire Designee");
                    ------------------

          (vii) so long as the Ownership Interest of the Nassau Group is not less than the Ownership Interest of the Nassau Group immediately following the closing of the IPO, the members of the Nassau Group holding in the aggregate a majority of the aggregate number of Shares held of record by the Nassau Group shall have the right to designate one nominee for election as a Director (the "Nassau Designee"); and
                         ---------------

          (viii) all Directors other than the Designees ("General Directors")
                                                          -----------------
     shall be nominated in accordance with the Charter and By-laws; provided,
                                                                    --------
     however, that immediately upon the effectiveness of this Agreement, the
     -------
     Company, through the Board, shall cause to be duly appointed to the Board at least four Independent Directors (including for the avoidance of doubt, the Independent Director designated for nomination by TDF as set forth below); provided, however, that TDF shall have a one-time right,
             --------  -------
     exercisable upon the Closing, to designate one such Independent Director for nomination as a Director, which designee shall be Mr. William A. Murphy. For purposes of this Section 3.02(a)(viii), Mr. Robert F. McKenzie, Mr. J. Landis Martin and Mr. Edward C. Hutcheson, Jr. shall be deemed to be Independent Directors.

          (b) Without limiting the generality of Section 3.02(a), in the event that at any time after the date hereof the number of Directors designated by a Group pursuant to Section 3.02(a) differs from the number that such Group has the right (and desire) to designate, (i) if the number of such Directors exceeds such number, such Group shall promptly take all appropriate action to cause to resign that number of Directors designated by such Group as is required to make the remaining number of such Directors conform to the provisions of this Agreement or (ii) if the number of such Directors otherwise is less than such number, the Board shall take all necessary action to create sufficient vacancies on the Board to permit such Group to designate the full number of Directors which it is entitled (and desires) to designate pursuant to the provisions of this Agreement (such action may include but need not be limited to seeking the resignation or removal of Directors or, at the request of such Group and/or calling a special meeting of the stockholders of the Company for the purpose of removing Directors to create such vacancies to the extent permitted by applicable law). Upon the creation of any vacancy pursuant to the preceding sentence, such Group shall designate a nominee to fill any such vacancy in accordance with the provisions of this Agreement and the Board shall elect each nominee so designated.

          (c) Subject to TDF's right pursuant to Section 3.02(a)(viii), no Group shall be entitled to designate any nominee for election as a Director under more than one paragraph of this Section 3.02.

          SECTION 3.03.  Removal of Directors.  (a)  At the request of a Group
                         ---------------------
with respect to a Director designated by such Group pursuant to Section 3.02(a), each other Stockholder hereby agrees to vote or act by written consent with respect to (or cause to be voted or acted upon written consent) all Shares held of record or beneficially owned by such Stockholder at the time of such vote or action by written consent or as to which such Stockholder has voting control at the time of such vote or action by written consent to remove or cause the removal from office of such Director at any meeting or action by written consent of the holders of Shares called or taken for the purpose of determining whether or not such Director shall be removed from office (and otherwise shall not vote or act by written consent to remove or cause the removal of any Director without cause).

          (b) If any Group entitled to designate any person for election as a Director pursuant to Section 3.02(a) shall cease to have at least the requisite Ownership Interest to entitle such Group to designate any person for election as a Director pursuant to Section 3.02(a), such Group's right to designate a nominee or nominees for election as a Director shall be lost for all time and such Group shall cause each Designee designated by such Group and elected as a Director to resign from the Board; provided that such Designee shall continue to
                                   -------- ----
serve on the Board until a successor shall be duly elected and shall qualify in accordance with the Charter and By-laws.

          SECTION 3.04.  Filling of Vacancies.  (a)  Except as provided in
                         ---------------------
subparagraph (b) below, each Group shall have the right to designate a replacement for any Designee designated by such Group and elected as a Director upon the death, resignation, retirement, disqualification or removal from office for other cause of such Designee, and those members of the Board who are designated by the parties to this Agreement shall duly appoint as a Director each person so designated.

          (b) Any vacancies on the Board (i) resulting from the death, resignation, retirement, disqualification or removal from office for other cause of a General Director and (ii) created by a resignation pursuant to Section 3.03(b) shall be filled with a Director or Directors that are nominated by the Nominating Committee; provided, however, that if the Nominating Committee shall
                      --------  -------
be unable to unanimously agree on the approval of a designee to be nominated to fill any vacancy on the Board for a period of six months, the Nominating Committee shall submit a slate of candidates to the Independent Directors of the Board, who shall by a majority approve a designee from such slate to be nominated to fill such vacancy; provided, further, that if the Independent
                                --------  -------
Directors shall also be unable to agree on the approval of such a designee by a majority for a period of two months, then the Board shall approve a designee from such slate or upon its own selection to fill such vacancy by a Special Majority Vote.

          SECTION 3.05.  Solicitation and Voting of Shares. (a)  With respect to
                         ----------------------------------
each meeting of stockholders of the Company at which Directors are to be elected, the Company shall use its best efforts to solicit from the stockholders of the Company eligible to vote in the election of Directors proxies in favor of the nominees selected in accordance with Section 3.02(a) or 3.04(b) (including without limitation the inclusion of each Director nominee in management's slate of nominees and in the proxy statement prepared by management of the Company in respect of each annual meeting, vote or action by written consent).

          (b) Each Stockholder hereby agrees to vote or act by written consent with respect to (or cause to be voted or acted upon by written consent) (i) all Shares held of record or beneficially owned by such Stockholder at the time of such vote or action by written consent and (ii) all Shares as to which such Stockholder at the time of such vote or action by written consent has voting control, in each case (A) in favor of the election of the persons nominated pursuant to Section 3.02(a) to serve on the Board as Directors and (B) against the election of any other person nominated to be a Director.

          (c) Each Stockholder agrees that it will, and will use its best efforts to cause its Affiliates (other than the Company and its Subsidiaries) to, take all action as a stockholder of the Company or as is otherwise reasonably within its control, as necessary to effect the provisions of this Agreement.

          (d) In the event that any Stockholder shall fail at any time to vote or act by written consent with respect to any of such Stockholder's Shares as agreed by such Stockholder in this Agreement, such Stockholder hereby irrevocably grants to and appoints each other Stockholder (and any officer of such Stockholder or each of them individually), such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote, act by written consent or grant a consent, proxy or approval in respect of such Shares with respect to such vote or action by written consent exclusively as agreed by such Stockholder in this

Agreement. Each Stockholder hereby affirms that any such irrevocable proxy set forth in this Section 3.05(d) is given in connection with the Closing of the Exchange pursuant to the Exchange Agreement and that such irrevocable proxy is given to secure the performance of the obligations of such Stockholder under this Agreement. Each such Stockholder hereby further affirms that any such proxy hereby granted shall be irrevocable and shall be deemed coupled with an interest, in accordance with Section 212(e) of the Delaware General Corporation Law.

          SECTION 3.06.  Committees of the Board.  Subject to the general
                         ------------------------
oversight and authority of the full Board, the Board shall establish, empower, maintain and elect the members of the following committees of the Board at all times while this Agreement is in effect:

          (a) an Audit Committee, comprised solely of Independent Directors;

          (b) a Nominating Committee, which shall, subject to Section 3.02, be responsible for recommending the nomination of Directors and which shall initially consist of four Directors; provided, however, that the Nominating
                                          --------  -------
     Committee shall include the Chief Executive Officer of the Company, unless he is unwilling or unable to serve pursuant to the terms and conditions of this Agreement, and, so long as TDF is Qualified, at least one TDF Designee;

          (c) an Executive Committee, which shall initially consist of five Directors and which, so long as TDF is Qualified, shall include at least one TDF Designee who is elected to the Board;

          (d) a Compensation Committee; and

          (e) such other committees as the Board deems necessary or desirable to establish, empower and maintain as required by applicable law or any regulatory authority; provided that such committees are established in
                           --------
     compliance with the terms of this Agreement.

          SECTION 3.07.  Certain Board Procedures.  The Board shall follow the
                         -------------------------
following procedures:

          (a)  Meetings.  The Board shall hold at least six regularly scheduled
               ---------
meetings per year at such times as may from time to time be fixed by resolution of the Board, and no notice (other than the resolution) need be given as to a regularly scheduled meeting. Special meetings of the Board may be held at any time upon the call of the Chairman of the Board or at least one-third of the entire Board, by oral, telephonic, telegraphic or facsimile notice duly given or sent at least three days, or by written notice sent by express mail at least three days, before the meeting to each Director, provided that all such notices to Directors located outside the United States shall be given or sent orally or by telephone, telegraph or facsimile transmission. Reasonable efforts shall be made to ensure that each Director actually receives timely notice of any such special meeting. An annual meeting of the Board shall be held without notice immediately following the annual meeting of stockholders of the Company.

          (b)  Agenda.  A reasonably detailed agenda shall be supplied to each
               -------
Director reasonably in advance of each meeting of the Board, together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda items.

          (c)  Powers of the Board.  The Board shall reserve to itself the power
               --------------------
to approve transactions that are of a type customarily subject to Board approval as a matter of good corporate practice for public companies in the United States, and shall not delegate to any committee of the Board or to any officers of the Company the authority to conduct business in any manner that would circumvent, or deprive any Stockholder of the protection of this Agreement or TDF of the protection of the Governance Agreement. All committees of the Board will report to and be accountable to the Board. The Board shall establish, in cooperation with the Chief Executive Officer of the Company, a schedule for Board review or action, as appropriate, with respect to matters which shall typically come before the Board, including, but not limited to:

          (i) annual business plans (including capital expenditures and operating budgets); and

          (ii) appointments of officers.

          SECTION 3.08.  Charter and By-laws.  The Company and each Stockholder
                         --------------------
shall take or cause to be taken all lawful action necessary to ensure at all times that the Charter and By-laws are not at any time inconsistent with the provisions of this Agreement, it being understood that in the event of any conflict between this Agreement and the Charter or By-laws, the Charter or By-laws, as applicable, shall control.

          SECTION 3.09.  Negative Covenants.  Notwith standing any other
                         -------------------
provision of the Transaction Documents, neither the Company nor any Stockholder shall take or approve any action which would result in the BBC having the right to terminate a BBC Contract in accordance with the terms of such BBC Contract.

          SECTION 3.10.  Company Name.  So long as the Ownership Interest of the
                         -------------
Crown Group is at least 1% or they otherwise consent in writing, the Company covenants and agrees (subject to the limitations below) to use its best efforts to (i) retain a name beginning with "Crown Castle", (ii) retain or cause the name of its principal Affiliate owning communication towers in the United States to be "Crown Communication Inc." ("CCI"), (iii) upon a merger, consolidation, amalgamation, roll-up or any other transaction with a similar effect involving the Company (including, without limitation, a merger or roll-up involving Castle Transmission Services (Holdings) Ltd. or any of its Affiliates), to cause the successor or surviving entity to retain or have a name beginning with "Crown Castle" (iv) all of the Company's operations in the United States will be conducted by CCI, and any subsidiaries or affiliates of the Company or CCI conducting such operations will include the name "Crown" first in their corporate name or will otherwise be conducted under the name "Crown" consistent with the provisions of the Memorandum of Understanding Regarding Management and Governance of Castle Tower Holding Corp. and Crown Communications, Inc., dated as of August 15, 1997 relating to CCI, and (v) CCI and all of its United States subsidiaries will retain the current "Crown" logo. Notwithstanding the above, the above covenants and agreement shall not (a) require the Company (including any successor entity), any stockholder of the Company or member of the Board to incur any costs, expenses or losses of any nature or amount including, without limitation, losses relating to potential corporate opportunity or foregone stockholder value (price, content or any other item), (b) prevent or delay the Company (including any successor entity) from consummating or negotiating any proposed transaction or (c) require any member of the Board to breach any duty and obligation to the Company or its stockholders. Consent of the Crown Group shall be deemed given if written consent is obtained from members of the Crown Group holding more than 50% of the Common Stock held by such persons at the time of the determination.

                                  ARTICLE IV

                              Registration Rights
                              -------------------

          SECTION 4.01.  "Piggy-Back" Registration.  If the Company at any time
                         --------------------------
proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Shares for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Shares of its intention so to do. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Shares, the Company will, subject as provided below, cause the Restricted Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Shares so registered. In the event that any registration pursuant to this Section 4.01 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Restricted Shares to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of Restricted Shares owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that such
                                              --------  -------
number of Restricted Shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4.01 without thereby incurring any liability to the holders of Restricted Shares. There shall be no limit to the number of registrations of Restricted Shares which may be effected under this Section 4.01.

          SECTION 4.02.  Demand Registration.  (a)  At any time after the
                         --------------------
expiration of six months after the IPO, TDF may request the Company to register under the Securities Act all or a portion of the shares of Restricted Shares held by it for sale in the manner specified in such notice; provided, that (i)
                                                            --------
the reasonably anticipated aggregate net proceeds to the sellers from such public offering would exceed $30,000,000, (ii) such request covers at least 5% of the Voting Securities then outstanding and
(iii) no such request may be made by TDF more than once every nine months. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4.02 within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to Sections 4.01 or 4.03 and in which there shall have been effectively registered all shares of Restricted Shares as to which registration shall have been requested.

          (b) At any time after the expiration of six months after the IPO, any Stockholder or group of Stockholders may request the Company to register under the Securities Act all or a portion of the shares of Restricted Shares held by such Stockholder or group of Stockholders for sale in the manner specified in such notice; provided, that (i) the reasonably anticipated aggregate net
             --------
proceeds to the sellers from such public offering would exceed $30,000,000, (ii) such request covers at least 5% of the Voting Securities then outstanding and
(iii) no such request may be made by such Stockholders or group of Stockholders more than once every nine months. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4.02 within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to Sections 4.01 or
4.03 and in which there shall have been effectively registered all shares of Restricted Shares as to which registration shall have been requested.

          (c) Following receipt of any notice under this Section 4.02, the Company shall immediately notify all holders of Restricted Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Shares specified in such notice (and in all notices received by the Company from other holders within 20 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Shares to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register

Restricted Shares pursuant to Section 4.02(a) on three occasions only and pursuant to Section 4.02(b) on three occasions only, provided, however, that
                                                     --------  -------
such obligations shall be deemed satisfied only when a registration statement covering all shares of Restricted Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto unless (i) any such registration statement does not become effective due to the withdrawal thereof by or on the request of the holders of 66 2/3% of the shares of Restricted Shares to be registered or
(ii) the reason all shares of Restricted Shares specified in notices pursuant to this Section 4.02 are not registered is due to a limitation on the registration of shares by the managing underwriter (which limitation shall be applied pro rata) and no more than 50% of the Restricted Shares so specified are not registered as a result of the limitation imposed by such managing underwriter or the voluntary withdrawal of any such shares from registration by the holder thereof.

          (d) The Company shall be entitled to include in any registration statement referred to in this Section 4.02, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Shares to be sold. Except for registration statements on Forms S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4.02 90 days after the commencement of the public offering of the Restricted Shares covered by the registration statement requested pursuant to this Section 4.02.

          SECTION 4.03.  Registration on Form S-3.  If at any time (a) a holder
                         -------------------------
or holders of 5% of the Voting Securities request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Restricted Shares held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $30,000,000, and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Shares specified in such notice. Whenever the Company is required by this
Section 4.03 to use its best efforts to effect the registration of Restricted Shares, each of the procedures and requirements of Section 4.02 and 4.04 (including but not limited to the requirement that the Company notify all holders of Restricted Shares from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, the Company shall not be required to effect
              --------  -------
more than seven registrations on Form S-3 which may be requested and obtained under this Section 4.03.

          SECTION 4.04.  Registration Procedures.  If and whenever the Company
                         ------------------------
is required by the provisions of Sections 4.01, 4.02 or 4.03 to use its best efforts to effect the registration of any Restricted Shares under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement with respect to such securities;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (i) below and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Shares covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided,
                                                                  --------
     however, that the Company shall not for any such purpose be required to
     -------
     qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Shares covered by such registration statement with any securities exchange or market on which the Common Stock of the Company, if applicable, is then listed or quoted;

          (f) immediately notify each seller of Restricted Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) at the request of any seller of Restricted Shares, use its best efforts to furnish on the date that Restricted Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (h) (i) make available for inspection by each seller of Restricted Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, (ii) cause the Company's officers, Directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and (iii) provide each seller and its counsel with the opportunity to participate in the preparation of such registration statement;

          (i) with respect to any registration statement pursuant to which Restricted Shares are to be sold pursuant to Sections 4.01, 4.02 or 4.03, the Company shall use its best efforts to cause such registration statement to become and remain effective for 180 days; and

          (j) enter into such agreements and take such other actions as the sellers of Restricted Shares and the underwriters reasonably request in order to expedite or facilitate the disposition of such Restricted Shares including, without limitation, preparing for and participating in, such number of "road shows" and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition.

          In connection with each registration hereunder, the sellers of Restricted Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

          In connection with each registration pursuant to Sections 4.01, 4.02 or 4.03 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature (it being understood that the Company will not require a selling stockholder to make any representation, warranty or agreement in such agreement other than with respect to such stockholder, the ownership of such stockholder's securities being registered and such stockholder's intended method of disposition). The representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters in such written agreement with the underwriters shall also be made to and for the benefit of the selling stockholders. In the event that any condition to the obligations under any such written agreement with the underwriters are not met or waived, and such failure to be met or waived is not attributable to the fault of the selling stockholders requesting a demand registration pursuant to Sections 4.02 and 4.03, such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section
4.02 or 4.03.

          SECTION 4.05.  Expenses.  Notwithstanding Section 10.10 of the
                         ---------
Exchange Agreement, all expenses incurred by the Company in complying with Sections 4.01, 4.02 or 4.03, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Shares, but excluding any Selling Expenses, are called "Registration Expenses". All
                                            ---------------------
underwriting discounts and selling commissions applicable to the sale of Restricted Shares are called "Selling Expenses".
                              ----------------

          The Company will pay all Registration Expenses in connection with each registration statement under Sections 4.01, 4.02 or 4.03. All Selling Expenses in connection with each registration statement under Sections 4.01, 4.02 or 4.03 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

          SECTION 4.06.  Indemnification and Contribution. (a)  In the event of
                         ---------------------------------
a registration of any of the Restricted Shares under the Securities Act pursuant to Sections 4.01, 4.02 or 4.03, the Company will indemnify and hold harmless each seller of such Restricted Shares thereunder, each underwriter of such Restricted Shares thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Sections 4.01, 4.02 or 4.03, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such seller, such underwriter or such controlling person specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Shares under the Securities Act pursuant to Sections 4.01, 4.02 or 4.03, each seller of such Restricted Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each Director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, Director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Sections 4.01, 4.02, or 4.03, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, Director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable
                     --------  -------
hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be
----------------  -------
limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Shares covered by such registration statement.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 4.06 and shall only relieve it from any liability which it may have to such indemnified party under this Section 4.06 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 4.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in
                                  --------  -------
any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any indemnified party exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 4.06 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.06 provides for indemnification in such case, (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 4.06, or (iii) the indemnification provided for by this
Section 4.06 is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (y) if the allocation provided by clause (x) above is not permitted by Applicable Law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (x) above but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities (taking into account the portion of the proceeds of the offering received by each such party) as well as the statements or omissions which resulted in such losses, claims, damages or liabilities and any other relevant equitable considerations. No person will be required to contribute any amount in excess of the proceeds received by such person in respect of all such Restricted Shares offered and sold by it pursuant to such registration statement and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          SECTION 4.07.  Changes in Common Stock; Successors.  (a) If, and as
                         ------------------------------------
often as, there is any change in the Common Stock or Class A Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Class A Stock as so changed.

          (b) If the Company consolidates or merges into or with, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or a majority of its assets to any person or group, or any person or group consolidates with, or merges into or with, the Company, each Stockholder shall, as a condition to the relevant transaction involving such person, group or successor in business, be granted by such person, group or successor in business (each a "Successor"), equivalent rights to the rights granted in this Agreement; provided, that in the case of a Successor which becomes a Successor in a
--------------
transaction which constitutes a Business Combination (as such term is defined in the Governance Agreement), such rights shall not include those granted under Article III of this Agreement.

          SECTION 4.08.  Rule 144 Reporting.  With a view to making available
                         -------------------
the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Shares to the public without registration, at all times 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each holder of Restricted Shares forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Shares without registration.

          SECTION 4.09.  Suspension of Registration Obligations.
                         ---------------------------------------
Notwithstanding the provisions of Section 4.04(a), (i) the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective (a) may be suspended on one occasion for a period not to exceed 180 days if there exists at the time material nonpublic information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed and (b) shall not apply for the period which begins seven days prior to and ends 90 days after the commencement of a public offering of the Common Stock, so long as the Company has fulfilled its notice obligations under Sections 4.01, 4.02 or 4.03 with respect to such offering and (ii) if a public offering of the Common Stock has been previously commenced, neither the Company nor any controlling person of the Company shall commence another public offering of the Common Stock until 90 days after the commencement of such prior offering.

          SECTION 4.10.  Transferability of Registration Rights; Termination.
                         ----------------------------------------------------
(a) Registration rights conferred herein on the holders of Restricted Shares shall only inure to the benefit of a Prospective Transferee who becomes a party to this Agreement pursuant to Section 2.05.

          (b) The obligations of the Company to register shares of Restricted Shares under Sections 4.01, 4.02 or 4.03 shall terminate as to each Stockholder, on the later of (i) the sixth anniversary of the date of this Agreement and (ii) such Stockholder's percentage (together with the percentage of Voting Securities held by any member(s) of such Stockholder's Group) of Voting Securities falling below 5%.

          SECTION 4.11.  Other Registration Rights.  The Company has not granted
                         --------------------------
and shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

          SECTION 4.12.  Successors to the Company.  The Company shall procure
                         --------------------------
that each of the Stockholders shall be granted by any Newco equivalent rights to the rights contained in this Agreement as a condition to any transaction involving the creation of such a Newco.


                                   ARTICLE V

                               Tag-Along Rights
                               ----------------

          SECTION 5.01.  General Restriction.  Except as set forth in the
                         --------------------
Governance Agreement in the case of the TDF Group and except for transfers within the TDF Group, the Candover Group, the Crown Group, the Berkshire Group, the Centennial Group and the Nassau Group, no Stockholder shall transfer any Shares without complying with the terms and conditions set forth in Section 5.02.

          SECTION 5.02.  Tag-Along.  (a)  Except in the case of the IPO, any
                         ----------
registered sale of securities under the Securities Act or any other sales of securities on the market, if at any time Stockholders holding at least 2% of the Voting Securities of the Company (the "Initiating Stockholder(s)") shall
                                       -------------------------
determine to sell or transfer (in a business combination or otherwise) 2% or more of the Voting Securities then issuable or outstanding in one or a series of bona fide arm's-length transactions to a third party who is not an
Affiliate of any of the Initiating Stockholders, the Initiating Stockholders shall give not less than 30 days' prior written notice of such intended transfer to each of the other Stockholders (individually, a "Participating Offeree" and
                                                    ---------------------
collectively, the "Participating Offerees") and to the Company. Such notice (the
                   ----------------------
"Participation Notice") shall set forth the terms and conditions of such
 --------------------
proposed transfer, including the name of the prospective transferee, the number of Shares proposed to be transferred (the "Participation Securities") by the
                                           ------------------------
Initiating Stockholders, the purchase price per Share proposed to be paid therefor, and the payment terms and type of transfer to be effectuated. Within 20 days following the delivery of the Participation Notice by the Initiating Stockholders to each Participating Offeree and to the Company, each Participating Offeree may, by notice in writing to the Initiating Stockholders and to the Company, have the opportunity and the right to sell to the purchasers in such proposed transfer (upon the same terms and conditions as the Initiating Stockholders) up to that number of Shares owned by such Participating Offeree as shall equal the product of (i) a fraction, the numerator of which is the number of Shares owned by such Participating Offeree as of the date of such proposed transfer and the denominator of which is the aggregate number of Shares owned as of the date of such Participation Notice by the Initiating Stockholders and by all Participating Offerees, multiplied by (ii) the number of Participation Securities. The amount of Participation Securities to be sold by the Initiating Stockholders shall be reduced to the extent necessary to provide for such sales of Shares by Participating Offerees.

          (b) At the closing of any proposed transfer in respect of which a Participation Notice has been delivered, the Initiating Stockholders, together with all Participating Offerees electing to sell Shares, shall deliver to the proposed transferee certificates evidencing the Shares to be sold thereto duly endorsed with stock powers and shall receive in exchange therefor the consideration to be paid or delivered by the proposed transferee in respect of such Shares as described in the Participation Notice.

          (c) (i) the provisions of this Section 5.02 shall not apply to sales pursuant to Sections 4.01, 4.02 and 4.03 of this Agreement and (ii) the provisions of this Article V shall not apply to any transfer by a Stockholder to
(x) an Affiliate or limited partner of such Stockholder or (y) the Company.

                                  ARTICLE VI

                                 Miscellaneous
                                 -------------

          SECTION 6.01.  Survival of Warranties.  The covenants, agreements,
                         -----------------------
representations and warranties of the parties contained herein or in any certificate or other document delivered pursuant hereto or in connection herewith shall survive the Closing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any party hereto.

          SECTION 6.02.  Reasonable Efforts; Further Actions.  The parties
                         ------------------------------------
hereto each will use all reasonable efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

          SECTION 6.03.  Consents.  The parties hereto will cooperate, with each
                         ---------
other in filing any necessary applications, reports or other documents with, giving any notices to, and seeking any consents from, all regulatory bodies and all governmental agencies and authorities and all third parties as may be required in connection with the consummation of the transactions contemplated by this Agreement.

          SECTION 6.04.  Amendment and Waiver.  This Agreement may not be
                         ---------------------
amended, supplemented or discharged, and no provision hereof may be modified or waived, except by the mutual agreement of the parties hereto. No waiver of any provision hereof by any party shall constitute a waiver thereof by any other party nor shall any such waiver constitute a continuing waiver of any matter by such party.

          SECTION 6.05.  Counterparts.  This Agreement may be executed in one or
                         -------------
more counterparts, each of which shall be deemed an original but which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as every party has signed at least one counterpart.

          SECTION 6.06.  Notices.  All notices, requests, demands, waivers and
                         --------
other communications required or permitted to be given under this Agreement shall be in writing and may be given by any of the following methods: (a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service.

Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given hereunder):

     If to the Company:  Crown Castle International Corp.
                         510 Bering Drive, Suite 500
                         Houston, TX  77057
                         Fax: (713) 570-3150
                         Attn: President

     with a copy to:     Cravath, Swaine & Moore
                         Worldwide Plaza
                         825 Eighth Avenue
                         New York, NY 10019
                         Fax: (212) 474-3700
                         Attn: Stephen L. Burns, Esq.

     If to the Crowns:   Robert A. Crown
                         Barbara A. Crown
                         c/o Crown Communication Inc.
                         375 Southpointe Blvd.
                         Canonsburg, PA 15317
                         Fax: (724) 416-2200

     with a copy to:     Kirkpatrick & Lockhart LLP
                         1500 Oliver Building
                         Pittsburgh, PA 15222
                         Fax: (412) 355-6501
                         Attn: Charles J. Queenan, Jr.,Esq.

     If to the Initial
     Stockholder:        Ted B. Miller, Jr.
                         510 Bering, Suite 500
                         Houston, TX 77056
                         Fax: (713) 570-3150

     If to any
     Stockholder:        At the address of such Stockholder
                         listed on Schedule I


     with a copy (in the case of any Berkshire Party, any Centennial Party, any Nassau Party, PNC Venture Corp.,
     Fay, Richwhite Communications Limited, New York Life Insurance Company, American Home Assurance Company or The Northwestern Mutual Life Insurance Company) to:
                         Hutchins, Wheeler & Dittmar
                         101 Federal Street

                         Boston, Ma 02110
                         Fax: (617) 951-1295
                         Attn: Harry A. Hanson III, Esq.


     If to TDF:          TeleDiffusion de France
                         International S.A.
                         10 Rue d'Oradour-sur-Glane
                         75732 Paris 15
                         France
                         Fax: 155 95 2066
                         Attn: Michel Azibert

     with a copy to:     Allen & Overy
                         One New Change
                         London EC4M 9QQ
                         Fax: 44 171 330 9999
                         Attn: Michael P. Scargill, Esq.


All such notices, requests, demands, waivers and communications shall be deemed received upon (i) actual receipt thereof by the addressee, (ii) actual delivery thereof to the appropriate address or (iii) in the case of a facsimile transmission, upon transmission thereof by the sender and issuance by the transmitting machine of a confirmation slip that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed to be received or the validity of such facsimile notice.

          SECTION 6.07. Binding Effect; Assignment.  This Agreement and all of
                        ---------------------------
the provisions hereof shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. Except as otherwise specifically provided for in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, including, without limitation, by operation of law, by any party hereto without the prior written consent of the other parties hereto (it being understood that TDF may not transfer to any person (other than to any of its Affiliates which becomes a party to the Agreement and to whom there is transferred any Voting Securities of the Company), by operation of law or otherwise, any right of TDF hereunder which arises as a result of TDF being Qualified without the prior written consent of the Company); provided, that TDF shall be entitled to transfer any of its rights under this Agreement to any of its Affiliates subject to any condition or obligation in connection with such right provided hereunder, so long as such Affiliate agrees to become a party to this Agreement and such Affiliate is a holder of the whole or any part of the TDF Group Interest or the TDF Consolidated Group Interest, as applicable.

          SECTION 6.08.  Entire Agreement.  This Agreement, the other
                         -----------------
Transaction Documents and the schedules, exhibits and other documents and agreements referred to herein and therein or delivered pursuant hereto or thereto which form a part hereof or thereof constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, between the parties or any of them with respect to the subject matter hereof. This Agreement supersedes, replaces and renders null and void the Amended and Restated Stockholders Agreement in its entirety.

          SECTION 6.09.  No Third Party Beneficiaries.  This Agreement shall be
                         -----------------------------
binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits, claims, liabilities, causes of action or remedies of any nature whatsoever under or by reason of this Agreement.

          SECTION 6.10.  Expenses.  Except as otherwise provided for in Section
                         ---------
4.05, each of the parties hereto shall pay its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of counsel, irrespective of when incurred.

          SECTION 6.11.  Applicable Law and Jurisdiction; Service of Process.
                         ----------------------------------------------------
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York; provided, however, that the terms and conditions of
                          --------  -------
this Agreement relating to the internal affairs of the Company shall be construed in accordance with and governed by the law of the State of Delaware.

          (b) Each of the parties to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Each of the parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each of the parties to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.06. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 6.12.  Waiver of Jury Trial.  Each party hereto hereby waives,
                         ---------------------
to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section.

          SECTION 6.13.  Article and Section Headings.  The article, section and
                         -----------------------------
other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

           SECTION 6.14.  Termination.  This Agreement may be terminated by the
                          ------------
mutual consent of the parties hereto.

           SECTION 6.15.  Specific Enforcement.  The parties hereto acknowledge
                          --------------------
and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached for which money damages would not be an adequate remedy. It is accordingly agreed that, so long as permitted by Applicable Law, the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof without the necessity of proving the inadequacy of money damages as a remedy.

           Section 6.16.   Severability.  Should any provision of this Agreement
                           -------------
for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which remaining provisions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and enforced to the fullest extent permitted by law.

          IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the day and year first above written.


                                    COMPANY:

                                    CROWN CASTLE INTERNATIONAL CORP.

                                       by:
                                           _________________________________
                                           Name:
                                           Title:

                                    STOCKHOLDERS:

                                    TELEDIFFUSION DE FRANCE
                                    INTERNATIONAL S.A.,

                                       by:
                                           _________________________________
                                           Name:
                                           Title:

                                    DIGITAL FUTURE INVESTMENTS B.V.,

                                       by:
                                           _________________________________
                                           Name:
                                           Title:

                                    CANDOVER INVESTMENTS, PLC

                                       by:
                                           _________________________________
                                           Name:
                                           Title:

                                    CANDOVER (TRUSTEES) LIMITED

                                       by:
                                           _________________________________
                                           Name:
                                           Title:

                                   CANDOVER PARTNERS LIMITED
                                   (as general partner of the
                                   Candover 1994 UK Limited
                                   Partnership)

                                      by
                                          _________________________________
                                          Name:
                                          Title:


                                   CANDOVER PARTNERS LIMITED
                                   (as general partner of the
                                   Candover 1994 UK No. 2 Limited
                                   Partnership)

                                      by
                                          _________________________________
                                          Name:
                                          Title:

                                   CANDOVER PARTNERS LIMITED
                                   (as general partner of the
                                   Candover 1994 US No. 1 Limited
                                   Partnership)

                                      by
                                          _________________________________
                                          Name:
                                          Title:


                                   CANDOVER PARTNERS LIMITED
                                   (as general partner of the
                                   Candover 1994 US No. 2 Limited
                                   Partnership)

                                      by
                                          _________________________________
                                          Name:
                                          Title:

                                   TED B. MILLER, JR.

                                      by
                                           ________________________________
                                           Ted B. Miller, Jr.

                                   ROBERT H. SINGLETON, TRUSTEE
                                   OF THE MILLER 1996 GIFT TRUST

                                      by
                                          _________________________________
                                          Name
                                          Title:


                                   ROBERT A. CROWN

                                      by
                                          _________________________________
                                          Robert A. Crown

                                   BARBARA A. CROWN

                                      by
                                          _________________________________
                                          Barbara A. Crown


                                   ROBERT A. CROWN AND PNC BANK,
                                   DELAWARE, TRUSTEES OF THE
                                   ROBERT A. CROWN GRANTOR
                                   RETAINED ANNUITY TRUST

                                      by
                                          _________________________________
                                          Name:
                                          Title:

                                   BARBARA A. CROWN AND PNC BANK,
                                   DELAWARE, TRUSTEES OF THE
                                   BARBARA A. CROWN GRANTOR
                                   RETAINED ANNUITY TRUST

                                      by
                                          _________________________________
                                          Name:
                                          Title:

                                   BERKSHIRE FUND IV,
                                   LIMITED PARTNERSHIP

                                      by
                                           _________________________________
                                             a Managing Member

                                   BERKSHIRE INVESTORS LLC

                                      by
                                           _________________________________
                                             a Managing Member

                                   CENTENNIAL FUND IV, L.P.,

                                      by Centennial Holdings V, L.P.,
                                          its General Partner

                                         by
                                            ________________________________
                                            Name:
                                            Title:


                                         by
                                            ________________________________
                                            Name:
                                            Title:

                                   CENTENNIAL FUND V, L.P.,

                                      by Centennial Holdings V, L.P.,
                                          its General Partner

                                      by
                                         ___________________________________
                                         Name:
                                         Title:

                                   CENTENNIAL ENTREPRENEURS FUND V,
                                   L.P.

                                      by
                                         ___________________________________
                                         Name:
                                         Title:

                                   NASSAU CAPITAL PARTNERS II, L.P.

                                      by Nassau Capital L.L.C., its
                                         General Partner

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   NAS PARTNERS I, L.L.C.

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   PNC VENTURE CORP.

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   NEW YORK LIFE INSURANCE COMPANY

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   AMERICAN HOME ASSURANCE COMPANY

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   FAY, RICHWHITE COMMUNICATIONS
                                   LIMITED

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   HARVARD PRIVATE CAPITAL HOLDINGS,
                                   INC.

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                   PRIME VIII, L.P.

                                      by
                                         ________________________________
                                         Name:
                                         Title:

                                                                      SCHEDULE I

TeleDiffusion de France International S.A.
10 Rue d'Oradour sur Glane
75732 Paris 15
France
Fax:  ###-##-####
Attn: Michel Azibert

Digital Future Investments B.V.
c/o TeleDiffusion de France International S.A.
10 Rue d'Oradour sur Glane
75732 Paris 15
France
Fax:  ###-##-####
Attn: Michel Azibert

Candover Investments, plc
20 Old Bailey
London EC4M 7LN
Fax:  011-44-171-248-5483
Attn: G. Douglas Fairservice

Candover (Trustees) Limited
20 Old Bailey
London EC4M 7LN
Fax:  011-44-171-248-5483
Attn: G. Douglas Fairservice

Candover Partners Limited (as general partner of the Candover 1994 UK Limited Partnership)
20 Old Bailey
London EC4M 7LN
Fax:  011-44-171-248-5483
Attn: G. Douglas Fairservice

Candover Partners Limited (as general partner of the Candover 1994 UK No. 2 Limited Partnership)
20 Old Bailey
London EC4M 7LN
Fax:  011-44-171-248-5483
Attn: G. Douglas Fairservice

Candover Partners Limited (as general partner of the Candover 1994 US No. 1 Limited Partnership)
20 Old Bailey
London EC4M 7LN
Fax:  011-44-171-248-5483
Attn: G. Douglas Fairservice

Candover Partners Limited (as general partner of the
Candover 1994 US No. 2 Limited Partnership)
20 Old Bailey
London EC4M 7LN
Fax:    011-44-171-248-5483
Attn:   G. Douglas Fairservice

Ted B. Miller, Jr.
c/o Crown Castle International Corp.
510 Bering Drive, Suite 500
Houston, TX 77002
Fax:    (713) 651-0251

The Miller 1996 Gift Trust
Robert H. Singleton, Trustee
c/o Singleton & Cooksay
1600 Smith, Suite 4500
Houston, TX 77002
Fax:    (713) 651-0251

Robert A. Crown
Barbara A. Crown
c/o Crown Communication Inc.
375 Southpointe Boulevard
Canonsburg, PA 15317
Fax:    (724) 416-2200

Robert A. Crown
Grantor Retained Annuity Trust
Robert A. Crown and PNC Bank, Delaware, Trustees
c/o Crown Communication Inc.
375 Southpointe Boulevard
Canonsburg, PA 15317
Fax:    (724) 416-2200

Barbara A. Crown
Grantor Retained Annuity Trust
Barbara A. Crown and PNC Bank, Delaware, Trustees
c/o Crown Communication Inc.
375 Southpointe Boulevard
Canonsburg, PA 15317
Fax:    (724) 416-2200

Berkshire Fund IV, Limited Partnership
One Boston Place, 33rd Floor
Boston, MA 02108
Fax:    617-227-6105
Attn:   Carl Ferenbach/Garth H. Greimann

Berkshire Investors LLC
One Boston Place, 33rd Floor
Boston, MA 02108
Fax:    617-227-6105
Attn:   Carl Ferenbach/Garth H. Greimann

Centennial Fund IV, L.P.
1428 Fifteenth Street
Denver, CO 80202
Fax:    (303) 405-7575
Attn:   Jeffrey H. Schutz

     w/copy:
          The Centennial Funds
          1330 Post Oak Boulevard, Suite 1525
          Houston, TX 77056
          Fax:  (713) 627-9292
          Attn: David C. Hull, Jr.

Centennial Fund V, L.P.
1428 Fifteenth Street
Denver, CO 802021318
Fax:    (303) 405-7575
Attn:   Jeffrey H. Schutz

Centennial Entrepreneurs Fund V, L.P.
1428 Fifteenth Street
Denver, CO 80202
Fax:    (303) 405-7575
Attn:   Jeffrey H. Schutz

     w/copy:
          The Centennial Funds
          1330 Post Oak Boulevard, Suite 1525
          Houston, TX 77056
          Fax:  (713) 627-9292
          Attn: David C. Hull, Jr.

Nassau Capital Partners II, L.P.
c/o Nassau Capital LLC
22 Chambers Street
Princeton, NJ 08542
Fax:  (609) 924-8887
Attn: Randall A. Hack

NAS Partners I, L.L.C.
c/o Nassau Capital LLC
22 Chambers Street
Princeton, NJ 08542
Fax: (609) 924-8887
Attn: Randall A. Hack

PNC Venture Corp.
c/o PNC Equity Management Corporation
Fifth Avenue and Wood
Pittsburgh, PA 15265
Fax: (412) 762-6233
Attn: David McL. Hillman

Fay, Richwhite Communications Limited
1127 151 Queen Street
Auckland, NEW ZEALAND
Fax: 011-649-307-1436
Attn: David Richwhite/John Balgarnie

New York Life Insurance Company
51 Madison Avenue
New York, NY 10010
Fax: (212) 447-4122
Attn: Investment Department
      Private Finance Group, Room 206

     w/copy attention: Office of General Counsel
                       Investment Section, Room 1104
                       Fax: (212) 576-8340

American Home Assurance Company
c/o AIG Global Investment Corp.
175 Water Street, 24th Floor
New York, NY 10038
Fax: (212) 458-2251
Attn: Peter F. Smith

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202-4797
Fax: (414) 299-7016
Attn: Securities Department

     w/copy attention: Law Department
                       Investment Section
                       fax: (414) 299-7016

Harvard Private Capital Holdings, Inc.
600 Atlantic Avenue, 26th Floor
Boston, MA 02110
Fax: (617) 523-1063
Attn: Timothy R. Palmer

Prime VIII, L.P.
c/o Prime Cable
600 Congress Avenue, Suite 3000
Austin, TX 78701
Fax: (512) 320-4039
Attn: Robert W. Hughes